UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 3, 2009


                           Sterling Exploration, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-144493                      N/A
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

61 Cimarron Meadows Cres. Okotoks, Alberta Canada                  T1S 1T1
   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code 714.414.9123


                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On August 3, 2009, we presented an offer to purchase a 90% interest in Winchester International Resorts, LLC a Mississippi limited liability company, in order to effect a business combination of our two companies. It is anticipated that the acquisition will be structured as a share exchange, whereby we will purchase 90% of the memberships of Winchester International Resorts from its members in exchange for shares of our company. Winchester International Resorts is a company that has contracted to purchase certain land and buildings located in Tunica County, Mississippi.

In anticipation of the proposed acquisition and change of business, we have incorporated a wholly owned subsidiary, Winchester International Resorts Inc., in Nevada, which will also become our new name when our name change application becomes effective with the applicable regulators.

The acquisition contemplated by the offer is subject to the fulfillment of certain conditions precedent, due diligence and the negotiation of a definitive agreement.

FORWARD-LOOKING STATEMENTS

This current report contains "forward-looking statements", as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this current report which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. The user can identify these forward-looking statements by forward-looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words. The user should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward- looking information. Forward-looking statements include, but are not limited to, the acquisition of an interest in Winchester International Resorts and its acquisition of certain property in Tunica, Mississippi. Actual results could differ materially from those currently anticipated in such statements.

Factors affecting forward-looking statements include: the results of due diligence investigations, the receipt of all applicable regulatory and corporate approvals for the acquisition and related changes; changes in the operating costs; changes in economic conditions and conditions in the resource, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which we would be operating post-acquisition; and labour relation matters and costs. The reader should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by our company from time to time with the Securities and Exchange Commission and other regulatory authorities.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING EXPLORATION, INC.


/s/ Veryl Norquay
-----------------------------------
Veryl Norquay
President

Date: August 13, 2009

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